CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY “[***].”

Exhibit 10.26

FIRST AMENDMENT TO

COMMERCIAL SUPPLY AGREEMENT

This First Amendment to the Commercial Supply Agreement (this “Amendment”), is made as of this December 6, 2023 (“Amendment Effective Date”), by and between Phathom Pharmaceuticals, Inc., an Illinois company, with a place of business at 2150 E. Lake Cook Road, Suite 800 Buffalo Grove, Illinois 60089, USA (“Client” or “Phathom”), and Catalent Pharma Solutions, LLC, a Delaware limited liability company with a place of business at 14 Schoolhouse Road, Somerset, New Jersey 08873, USA (“Catalent”) (each, a “Party” and, collectively, the “Parties”).

RECITALS

A.
WHEREAS Catalent and Phathom entered into a Commercial Supply Agreement effective as of June 30, 2021 (“Agreement”), pursuant to which Catalent manufactures and supplies to Phathom the Product;

B.
WHEREAS Catalent and Phathom desire to provide for and include language covering the Prices of the Product, and other changes as set forth herein; and

C.
WHEREAS Catalent and Phathom desire to amend the Agreement and to record their mutual understanding of certain revised terms and conditions.

THEREFORE, in consideration of the mutual covenants, terms and conditions set forth below, the Parties agree as follows:
1.
Definitions. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement. For clarity, the term “Agreement” as used in the Agreement and herein shall mean the Agreement as amended hereby.

2.
Specific Amendments. In connection with and/or as a result of the revised terms and conditions agreed by the Parties, the Agreement is hereby amended as follows:

A.
The Definition of “Facility” as set forth in Section 1.25 of the Agreement is hereby deleted in its entirety and replaced with the following:

““Facility” means Catalent’s facility located in [***] USA, and/or [***] USA or such other facility as agreed by the parties in writing.”

B.
The Definition of “Commencement Date” as set forth in Section 1.19 of the Agreement is hereby deleted in its entirety and replaced with the following:

““Commencement Date” means the first date on which Catalent is scheduled to deliver (pursuant to Section 6.1) to Client Product intended for commercial sale, excluding validation Batches, and the parties agree such Commencement Date to be January 1, 2024.”

C. A new Section 7.1.E is hereby added to the Agreement:

“Annual volume tiers work as follows: Based on the forecasted demand, Client will decide and notify Catalent at least [***] prior to the start of each Contract Year the annual Volume Tier for each strength that Client projects its orders will reflect (the “Forecasted Volume”) for that Contract Year, and Catalent shall notify Client [***] for that Contract Year. [***]. For all future years, pricing letters will be issued pursuant to Section 7 of the Agreement as amended. At the end of the Contract Year, [***]. For clarity the term “delivery” shall have the meaning ascribed to it in Section 6.1 of the Agreement. However, should the [***].

D. Attachment C to the Agreement is hereby deleted in its entirety and is hereby replaced with Attachment C attached hereto and made a part hereof, which sets forth the Unit Pricing for Product delivered pursuant to the Agreement.

3.
No Other Variation. Except as expressly provided in this Amendment, all the terms, conditions and provisions of the Agreement (including the rights, duties, liabilities and obligations of the Parties thereunder) remain in full force and effect and shall apply to the construction of this Amendment.

4.
Entire Agreement. This Amendment and the Agreement, including their respective Attachments and Exhibits, constitute the entire agreement between the Parties relating to the subject matter hereof and thereof, and may not be varied except in writing signed by a duly authorized representative of each Party.

5.
Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Amendment effective as of the Amendment Effective Date.

CATALENT PHARMA SOLUTIONS, LLC PHATHOM PHARMACEUTICALS, INC.

By: /s/ Louis Weiner By: /s/ Jay Buchanan

Name: Louis Weiner Name: Jay Buchanan

Title: VP, Commercial Operations Title: VP, Manuf. and Supply Chain

ATTACHMENT C

Unit Pricing and Fees

[***]